Exhibit 99.2

Preliminary Oral Endoxifen Phase 1 Results All Objectives Successfully Met October 25, 2017 107 Spring Street • Seattle, WA 98104 USA

Some of the information presented herein may contain projections or other forward - looking statements regarding future events or the future financial performance of the Company which the Company undertakes no obligation to update. These statements are based on management’s current expectations and are subject to risks and uncertainties that may cause actual results to differ materially from the anticipated or estimated future results, including the risks and uncertainties associated with preliminary study results varying from final results, estimates of potential markets for drugs under development, clinical trials, actions by the FDA and other governmental agencies, regulatory clearances, responses to regulatory matters, the market demand for and acceptance of Atossa's products and services, performance of clinical research organizations and other risks detailed from time to time in Atossa's filings with the Securities and Exchange Commission, including without limitation its most recent annual report on form 10 - K, subsequent quarterly reports on Forms 10 - Q and Forms 8 - K, each as amended and supplemented from time to time . Forward - looking Statements 2

Discussion Topics • Atossa Genetics Overview • Endoxifen • Phase 1 Study Summaries – Safety – Tolerability – Pharmacokinetics • Upcoming Milestones 3

Atossa Genetics Overview 4

About Atossa Genetics (NASDAQ: ATOS) 5 - Clinical - stage company - Novel pharmaceuticals - Novel drug delivery methods - Breast cancer & other breast conditions

Corporate Update 6 Recent capitalization improvements: • April 2017 financing included 6M warrants and convertible Preferred • All April warrants have now been exercised • All April preferred stock has now been converted • Outstanding capital now includes only 14M shares of common stock

Tamoxifen (Rarely used) Factors that Increase Breast Cancer Risk Lifestyle Genetic Dense Breasts Increased mammograms Enhanced imaging Risk Mitigation Lifestyle Modification Breast Cancer Diagnosis & Treatment Diagnosis _______ Treatment (Surgery, Chemo, Radiation) Routine Screening Long - term Therapy Tamoxifen or AI* Breast Cancer Risk Factors & Treatment Approaches *AI = Aromatase Inhibitors 7

Our Drug and Delivery Programs 8 Drug Programs Using our Proprietary Endoxifen : • Topical Endoxifen For mammographic breast density (MBD) reduction All Phase 1 objectives met Phase 2 for MBD in Sweden commencing Q1 2018 • Oral Endoxifen For “ tamoxifen - refractory” patients All Phase 1 objectives met Phase 2 for refractory patients commencing in Q1 2018

Our Drug and Delivery Programs, Cont. 9 Two Programs Using Proprietary Microcatheter Technology: • Microcatheters for Transpapillary CAR - T Delivery (TRAP CAR - T) – In R&D phase with goals of reducing toxicity, improving efficacy and the potential of T - cells migrating along the lymphatic pathway • Intraductal Microcatheters for Drug Delivery Enrollment underway in Phase 2 study for delivery of fulvestrant for treatment of ductal carcinoma in - situ (DCIS) and breast cancer

The Unmet Need

Topical Endoxifen for Density

- No FDA approved treatment
- 10 million women[(1)]
- Tamoxifen use minimal

Oral Endoxifen for Refractory

- Up to 500,000 tamoxifen patients under-treated (too-little Endoxifen)[(2, 3)]
- Raising Endoxifen levels may reduce risk of recurrent or new lesions

Intraductal Microcatheters

Provides alternative to Systemic delivery, which has:

- Systemic adverse effects
- Limited tumor drug level

ATOS microcatheter technology may:

- Increase drug to tumor ratio
- Improve efficacy
- Reduce toxicity
- CAR-T cells may follow lymphatic migration of cancer

Atossa GENETICS

(1) National Cancer Inst.: Prevalence of Mammographically Dense Breasts in the United States (Retrieved from: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC4200066/)
(2) Breast Care (Basel): Clinical Relevance of CYP2D6 Genetics for Tamoxifen Response in Breast Cancer (Retrieved from: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2931018/)
(3) Cancer.net: Hormonal Therapy for Early-Stage Hormone Receptor-Positive Breast Cancer (Retrieved from: https://www.cancer.net/research-and-advocacy/asco-care-and-treatment-recommendations-patients/hormonal-therapy-early-stage-hormone-receptor-positive-breast-cancer)

10

Suspicious Lump Biopsy Surgery and Radiation/ Chemotherapy Diagnosis Breast Cancer Timeline Tamoxifen (5 years) Intraductal : - Fulvestrant - TRAP CAR - T Oral Endoxifen Neoadjuvant Phase Adjuvant Phase Prevention Window Topical Endoxifen High Density via Mammography 11

Program Pipeline 12 Pivota l Preclinical Phase 1 NDA* Market Drug/Device Program * Estimated FDA or Ex - US submission Phase 2 Phase 3 TRAP CAR - T Microcatheters Ph. 2 Underway Microcatheters Fulvestrant - DCIS and BC R&D 2019 2020 Ph. 2 starts in Q1 ‘18 Breast Density Refractory t o Tamoxifen Ph. 2 starts in Q1 ‘18 Topical Endoxifen Oral Endoxifen 2019 2020

Endoxifen 13

Endoxifen - Overview 14 • Most active metabolite of tamoxifen • Tamoxifen has been widely studied • Tamoxifen is a pro - drug • Up to 50% of patients can’t make enough E ndoxifen (1) Tamoxifen Endoxifen (1) Breast Care (Basel): Clinical Relevance of CYP2D6 Genetics for Tamoxifen Response in Breast Cancer ( Retrieved from: https://www.ncbi.nlm.nih.gov/pmc/articles/PMC2931018 / )

Low levels of circulating Endoxifen during tamoxifen adjuvant therapy correlate to an increased risk of recurrent or new breast cancers • Identified as an independent risk factor • Known and unknown causes for low endoxifen levels during tamoxifen therapy • Most active tamoxifen metabolite • It may save more lives Why Endoxifen? 15

Endoxifen – Rationale for Development 16 • Develop TWO formulations for two large unmet medical needs: – Topical to reduce density – less than 5% of high risk patients will take oral t amoxifen because of actual or perceived side effects (1) – Oral – up to 50% of patients taking tamoxifen are refractory (1) • Extensive existing data on tamoxifen (1) Data from DefinedHealth : SERM Report January 2017

High Breast Density Masks Tumors Source: http ://woodtv.com/2015/05/11/are - you - dense - know - your - numbers / 17

High Breast Density Correlates With Breast Cancer http://slideplayer.com/slide/1557508/ 18

Tamoxifen Use in the U.S.

Current Paradigm for Tamoxifen Use in U.S.



10 million patients with a high risk of breast cancer are indicated for chemoprevention with oral tamoxifen



1 million breast cancer patients take oral tamoxifen for at least five years

Source: Freedman AN, Graubard BI, Rao SR, McCaskill-Stevens W, Ballard-Barbash R, Gail MH. Estimates of the number of US women who could benefit from tamoxifen for breast cancer chemoprevention. J Natl Cancer Inst. 2003;95:526–32

Atossa GENETICS

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Many Drugs Limit Liver Endoxifen Production from Tamoxifen

- SSRI drugs like Prozac and Paxil (paroxetine) stop liver metabolism of tamoxifen to endoxifen
- <u>Before</u>: 20 mg/day tamoxifen yields 12.4 ng/mL plasma endoxifen
- <u>After</u>: four weeks of 10 mg/day of paroxetine is administered
- **Plasma endoxifen is reduced in 11/12 women in this study**
- Mean endoxifen levels decreased from 12.4 ng/mL (28 nM) to 5.5 ng/mL (14 nM)
- Source: J Natl Cancer Inst. 2003 Dec 3;95(23):1758-64. Active tamoxifen metabolite plasma concentrations after coadministration of tamoxifen and the selective serotonin reuptake inhibitor paroxetine. Stearns V1, Johnson MD, Rae JM, Morocho A, Novielli A, Bhargava P, Hayes DF, Desta Z, Flockhart DA



Endoxifen
p = 0.004
Endoxifen (ng/ml)
25
20
15
10
5
0
Before
After

Atossa GENETICS
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• Tamoxifen Refractory Patients – Up to 50% of patients fail to achieve therapeutic endoxifen blood levels • Approximately 30 nM is therapeutic threshold – Only option is aromatase inhibitors • Significant adverse drug effects Emerging Unmet Medical Need 21

Large Market Opportunities 22 Intraductal Fulvestrant : $800M U.S. market in DCIS pre - surgery and replacement to surgery (Defined Health 1/17) TRAP CAR - T: TBD U.S. Market Triple neg. – 37k patients/yr.; can’t use hormone therapy The Need: Breast Cancer Statistics • 250,000+ cancers and 60,000 DCIS in U.S. in 2017 • 40,000+ deaths in U.S. in 2017 • 15% of BC are triple negative; 3x deadlier in 5 years Endoxifen: $1B U.S market For treatment and chemoprevention of breast cancer (Defined Health 1/17)

Phase 1 Study 23

• Study objectives achieved • Demonstrated: - Safety - Tolerability - Verification of therapeutic blood levels Supports continued development Preliminary Phase 1 Oral Results 24

Q2 2016 • Contracted to develop endoxifen API Q3 2016 • First batch of API for clinical use Q4 2016 • Topical formulation development in US • Retained CRO in Australia Q1 2017 • Retained CMO in Australia (for topical and oral presentations) Q2 2017 • Approval to start study • First cohort enrolled • Shipped drug product to CRO Q3 2017 • Last cohort completed Product Development Timeline 25

• All study objectives successfully achieved – Safety: There were no clinically significant safety signals and no clinically significant adverse events in participants receiving oral Endoxifen . – Tolerability: Oral Endoxifen was well tolerated at each dose level and for the dosing duration utilized in the study . – Pharmacokinetics : Oral Endoxifen demonstrated blood levels that have been associated with a therapeutic effect in the adjuvant setting in women with breast cancer Preliminary Study Conclusions 26

Two - part double - blinded, placebo controlled, dose escalation trial investigating the safety and pharmacokinetics of (Z) - Endoxifen in healthy female volunteers – Part A: Topical – liquid applied to the breasts – Part B: Capsule – taken orally Study Design Summary 27

PART A (Topical). Cohorts, dose levels and number of participants. Cohort Dose Level Number of Participants (mg per breast) (Total mg) (Z) - Endoxifen Placebo 1 1 2 6 2 2 3 6 6 2 3 5 10 6 2 PART B (Oral). Cohorts, dose levels and number of participants. Dose Level (mg/day) (Z) - Endoxifen Placebo 4 1 6 2 5 2 6 2 6 4 6 2 Phase 1 Study Design 28

Oral Study Demographics 29

Safety Summary 30 There were no clinically significant safety signals and no clinically significant adverse events in participants receiving oral Endoxifen.

• No safety signals observed in weekly assessments of/in: – Blood chemistry – Coagulation parameters – Hematology parameters – Urinalysis – Vital Signs – Heart – Physical Examinations Safety Summary – Oral Study 31

Serious Adverse Events None Reported Safety Summary – Oral Study 32

• AEs deemed Probable as relationship to study drug: – in 5 of 18 subjects receiving oral Endoxifen (28%, 7 AEs ) – in 3 of 6 subjects receiving oral placebo (50%, 6 AEs) – All were assessed as “Mild” • AEs deemed probably related to study drug for oral administration were: – 1 mg : Vomiting (n = 1 or one subject) – 2 mg : 3 x Menstruation delayed (n = 3), Metrorrhagia (n = 1) – 4 mg : Hot flush, Polymenorrhea * (n = 1) – Placebo : Acne, Breast tenderness, Nausea, Hyperesthesia , Vulvovaginal dryness, Dysmenorrhea (n = 3) *The medical term for cycles with intervals of <22 days Safety Summary – Oral Study 33

Tolerability Summary 34 Oral Endoxifen was well tolerated at each dose level and for the dosing duration utilized in the study.

Tolerability Summary – Oral Study Based on responses from a validated questionnaire, oral endoxifen was well tolerated and similar to the placebo capsules Question: “I am bothered by side - effects of treatment” 35

FACT - ES Validated Questionnaire of Endocrine Symptoms Current therapy has a substantial effect on the FACT - ES Score Tolerability Summary – Oral Study 36

Pharmacokinetics Summary 37 Oral Endoxifen demonstrated blood levels that have been associated with a therapeutic effect in the adjuvant setting in women with breast cancer.

Pharmacokinetics Objective • The typical plasma endoxifen levels after 20 mg daily tamoxifen in women who are poor metabolizers of tamoxifen (PM), intermediate metabolizers (IM), and excellent metabolizers (EM) • Reference : https:// www.ncbi.nlm.nih.gov/pubmed/22955113 Therapeutic level is reported by others to be approximately 30 nM Pharmacokinetic Summary – Oral Study 38

Single Dose Pharmacokinetics Time, hours Pharmacokinetics Summary – Oral Study 39

Pseudo - Steady State Levels: 21 Day Sample EM IM PM Plasma endoxifen levels after 20 mg/day tamoxifen, based on CYP2D6 status, published data Pharmacokinetics Summary – Oral Study 40

Preliminary Study Conclusions • All primary and secondary endpoints successfully met – Safety: There were no clinically significant safety signals and no clinically significant adverse events in participants receiving oral endoxifen. – Tolerability: Oral endoxifen was well tolerated at each dose level and for the dosing duration utilized in the study . – Pharmacokinetics : At doses between 1 and 4 mg/day, oral endoxifen produced significant plasma levels of endoxifen; doses of 2 and 4 mg/day exceeded endoxifen levels in “excellent metabolizers” taking 20 mg/day tamoxifen Therefore, oral Endoxifen is suitable for continued development Pharmacokinetics Summary – Oral Study 41

Oral Endoxifen – Refractory Clinical Trial Design 42 Entry Criteria: ER + breast cancer patients on tamoxifen Measure Endoxifen Levels >TBD nM Endoxifen Continue on tamoxifen (20 mg/day) ≤TBD nM Endoxifen Add Oral Endoxifen (1 - 2 mg/day)

Endoxifen Regulatory Pathway 43 Program could qualify for designation under the 505(b)(2) status. Advantages: A single clinical study of safety and efficacy Limited additional clinical or pre - clinical studies Leverage published clinical study data Multi - year market exclusivity possible

Intraductal Microcatheters 44

Intraductal Microcatheters 45 • Potential advantages: higher local drug/CAR - T exposure; lower systemic concentrations (lower toxicity) vs systemically delivered agents; potential for lymphatic migration of T - cells • 1 issued and 3 pending patent app’s (US and PCT) for intraductal delivery of drugs and CAR - T • Kite Pharma acquisition by Gilead; FDA approved Novartis's Kymriah ™ for B - cell Acute Lymphoblastic Leukemia

Intraductal Microcatheters - Fulvestrant 46 • Phase 2 study for delivery of fulvestrant in patients with DCIS or breast cancer (initiated at Columbia; transferred to Montefiore) • Advantages: potentially higher local drug exposure and lower systemic concentrations vs systemically delivered agents • Fulvestrant is FDA approved for intramuscular admin (AstraZeneca); opportunities with other drugs and biotherapeutics

Microcatheter Fulvestrant - Clinical Trial Study

Thirty women with ER^+ DCIS or Invasive Breast Cancer



Intramuscular Administration

6

24



C

Intraductal Administration

Drug Administered
30-45 days Before Surgery

Assessments

Efficacy	Safety	Pharmacokinetics
Pathological Response, Ki-67 Expression	FACT-ES Tolerability	Tissue and Blood Levels of Fulvestrant

Atossa GENETICS

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Microcatheters – TRAP CAR - T 48 Source: NIH Step 1 : Remove blood and genetically modify T - cells to kill cancer Step 2 : Atossa’s Transpapillary (TRAP) microcatheters delivery CAR modified T - cells to breast ducts containing cancer cells

TRAP CAR - T - Seeking partners Topical Endoxifen: Phase 2 study of MBD to start in Q1 ‘18 with Karolinska Institute Investigator in Stockholm Oral Endoxifen : Phase 2 study for patients refractory to Tamoxifen is planned to start Q1 ‘18 Upcoming Milestones 49

50 Seasoned Management Steven Quay, MD, PhD Chairman, CEO and President Kyle Guse, CPA, ESQ, MBA CFO and General Counsel Janet Rose Rea, MSPH, RAC VP Regulatory, Quality and Clinical Affairs

NASDAQ: ATOS 51